UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Information Statement

                              Togs for Tykes, Inc.
                (Name of Registrant As Specified In Its Charter)

Commission File Number: 000-49620

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g)and 0-11.

Title of each class of securities to which transaction applies:
                                                               -----------------
Aggregate number of securities to which transaction applies:
                                                            --------------------
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                            ------------------------------------
Proposed maximum aggregate value of transaction:
                                                --------------------------------
Total fee paid:
               --------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:
                       ----------------------------------
Form, Schedule or Registration Statement No.:
                                             -----------------------------
Filing Party:
            ---------------------------------------
Date Filed:
           ----------------------------------------




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                              Togs for Tykes, Inc.
                              1030 Wooster, Suite 4
                              Los Angeles, CA 90035



NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

Dear Shareholders:

We are writing to advise you that Togs for Tykes, Inc. will (i) change its name to Biogentech Corp.; and (ii) increase the authorized number of shares of common stock, $.001 par value per share, from 20,000,000 to 50,000,000. These actions were approved on March 24, 2003, by unanimous approval of our Board of Directors. In addition, shareholders holding a majority of our outstanding common stock approved those actions by written consent in lieu of a meeting on March 24, 2003, in accordance with the relevant sections of Nevada General Corporation Law. Those actions will not be effective until we amend our Articles of Incorporation by filing a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State. We intend to file the Certificate of Amendment twenty days after this Information Statement is first mailed to our shareholders.

Our purpose in changing our name was to reflect the fact that we intend to acquire a currently privately held Nevada corporation named Biogentec Incorporated by merging it with and into our wholly-owned subsidiary, Togs for Tykes Acquisition Corporation, a Nevada corporation. We believe that the acquisition will increase the total value of the corporation to our investors and better position us to take advantage of possible future financings and acquisition opportunities, and other corporate purposes as the board of directors determines in its discretion to be in the best interest of the corporation. To facilitate the acquisition of Biogentec Incorporated, we are increasing the number of authorized shares of common stock. We believe that such an increase will enable us to promptly take advantage of future favorable opportunities that may present themselves without the delay and expense associated with holding a special meeting of stockholders.

No action is required by you. The accompanying Information Statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934. This Information Statement is being mailed to you on or about April __, 2003.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By order of the Board of Directors,

/s/Becky Bauer

Becky Bauer
President

Los Angeles, California
March 24, 2003




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                              Togs for Tykes, Inc.
                              1030 Wooster, Suite 4
                              Los Angeles, CA 90035


INFORMATION STATEMENT REGARDING ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS

We are furnishing this Shareholder Information Statement to you to provide you with information and a description of an action taken by written consent of a majority of our shareholders on March 24, 2003, in accordance with the relevant Sections of the Nevada General Corporation Law. This action was taken by two shareholders who own in excess of the required majority of our outstanding common stock necessary for the adoption of the action.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about April __, 2003 to shareholders of record on March 24, 2003. The Information Statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

GENERAL

On March 24, 2003, our Board of Directors unanimously approved, subject to shareholder approval, the following actions:

an amendment to our Articles of Incorporation to change our corporate name to Biogentech Corp.; and an amendment to our Articles of Incorporation to increase the authorized number of shares of common stock, $.001 par value per share, from 20,000,000 to 50,000,000.

On March 24, 2003, two shareholders who own in excess of the required majority of our outstanding common stock necessary for the adoption of the action, approved those actions taken by written consent. The full text of the proposed amendments to the Articles of Incorporation is attached hereto as Exhibit A and Exhibit B.

PURPOSE OF CHANGE IN NAME OF THE CORPORATION

We intend to acquire a currently privately held Nevada corporation named Biogentec Incorporated ("Biogentec") by merging (the "Merger") Biogentec with and into our wholly-owned subsidiary, Togs for Tykes Acquisition Corporation, a Nevada corporation. Biogentec will be the surviving corporation. If and when the Merger closes, on the day of such closing, we will issue a report on Form 8-K that contains full disclosure about the combined entities including audited financial statements, pro forma financial statements and full narrative disclosure similar to the disclosure found in a registration statement. Because the acquisition will be made by our subsidiary, our stockholders do not have the right to vote on the acquisition.



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PURPOSE AND APPROVAL OF AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE
AUTHORIZED SHARES OF COMMON STOCK

Our Articles of Incorporation currently authorize the issuance of 20,000,000 shares of common stock, par value $.001 per share, and 5,000,000 shares of preferred stock, par value $.001 per share. Our board has unanimously adopted, subject to stockholder approval, an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 20,000,000 shares to 50,000,000 shares, par value $.001 per share.

Approval of the amendment to our Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on this proposal.

The purpose of increasing the number of authorized shares of common stock is to provide additional authorized shares which will be issued to consummate the Merger, fulfill possible future financings, and for acquisitions and such other corporate purposes as the board of directors determines in its sole and absolute discretion. These corporate purposes may include future stock splits, stock dividends or other distributions, future financings, acquisitions and stock options and other equity benefits. The increase in the number of authorized shares of common stock would enable us to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of stockholders.

After filing the amendment, the board of directors is authorized to issue any of the additional shares of common stock at such times, to such persons and for such consideration as it may determine in its discretion, except as may otherwise be required by applicable law or the rules of any exchange on which the common stock may be listed. When and if they are issued, these additional shares of common stock would have the same rights and privileges as the presently issued and outstanding shares of common stock.

The issuance of any additional shares of common stock would also have the effect of diluting the equity interests of existing stockholders and the earnings per share of existing shares of common stock. Such dilution may be substantial, depending upon the amount of shares issued.

The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock. The amendment to increase the number of authorized shares will have no effect on the legal rights of the holders of the existing shares of common stock.

PROCEDURE FOR APPROVAL OF AMENDMENTS TO OUR ARTICLES OF INCORPORATION; VOTE REQUIRED

The Nevada General Corporation Law requires that, in order for us to amend our Articles of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the outstanding shares entitled to vote. The Nevada General Corporation Law also provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.



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On March 24, 2003, the record date for determination of the shareholders entitled to receive this Information Statement, there were 5,532,000 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the name change. Our board of directors, by its unanimous written consent, adopted resolutions approving amendments to our Articles of Incorporation to effect the name change and increase the number of authorized shares of common stock. By Action of Written Consent, dated March 24, 2003, holders representing 5,500,000 shares of our issued and outstanding common stock or 81.34% of the shares of the outstanding common stock approved the name change and the increase the number of authorized shares of common stock.

EFFECTIVE DATE OF AMENDMENT

The amendments to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of each Certificate of Amendment. The Certificates of Amendment are attached hereto as Exhibit A and Exhibit B. We intend to file the Certificates of Amendment twenty days after this Information Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF COMPANY STOCK

The change in the name of Togs for Tykes, Inc., to Bigentec Incorporated will be reflected in its stock records by book-entry in our records. For those shareholders that hold physical certificates, please do not destroy or send to us your common stock certificates. Those certificates will remain valid for the number of shares held by you after taking into account the reverse stock split, and should be carefully preserved by you.

DISSENTERS' RIGHTS

Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares. The Nevada General Corporation Law does not provide for dissenters' right of appraisal in connection with (i) the name change or (ii) the increase in the number of shares of authorized common stock.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in
(i) the proposed name change or (ii) the increase in number of shares of authorized common stock, which is not shared by all other shareholders of the Company.




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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 24, 2003, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

  ================= ============================ ================================ ========================

  Title of Class    Name of Beneficial Owner     Amount of Beneficial Owner        Percent of Class

  ----------------- ---------------------------- -------------------------------- ------------------------
  Common Stock      Becky Bauer, president,              3,000,000 shares                 54.23%
                    secretary, director
  ----------------- ---------------------------- -------------------------------- ------------------------
  Common Stock      Brook Messick, secretary,            1,500,000 shares                 27.11%
                    treasurer, director
  ----------------- ---------------------------- -------------------------------- ------------------------
  Common Stock                                       All directors and named              81.34%
                                                  executive officers as a group
  ================= ============================ ================================ ========================

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned in the City of Los Angeles, on March 24, 2003.

Togs for Tykes, Inc.,
a Nevada corporation


By:      /s/ Becky Bauer
         ------------------------------------
         Becky Bauer

Its:     president and a director









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Exhibit A

                            CERTIFICATE OF AMENDMENT
                         TO ARTICLES OF INCORPORATION OF
                              TOGS FOR TYKES, INC.,
                              a Nevada corporation

     Pursuant to the provisions of the Nevada Revised Statutes, Togs For Tykes, Inc., a Nevada corporation, adopts the following amendment to its Articles of Incorporation.


     1. The undersigned hereby certifies that on the 24th day of March 2003, a Special Meeting of the Board of Directors was duly held and convened at which there was present a quorum of the Board of Directors acting throughout all proceedings, and at which time the following resolution was duly adopted by the Board of Directors:


         RESOLVED, that the Secretary of the corporation is hereby ordered and directed to obtain at least a majority of the voting power of the outstanding stock of the corporation for the following purpose:

         To amend Article FOURTH of the corporation's Articles of Incorporation to provide that the total number of shares of capital stock which this corporation shall have authority to issue is increased from twenty-five million (25,000,000) to fifty-five million (55,000,000) with a par value of $.001 per share.

         2. Pursuant to the provisions of the Nevada Revised Statutes, a majority of Togs For Tykes, Inc.'s shares entitled to vote, voted in favor of the adoption of the Amendment to Article FOURTH of the Articles of Incorporation as follows:

"4.       Authorized Shares:

              The aggregate number of shares which the corporation shall have authority to issue shall consist of 50,000,000 shares of Common Stock having a $.001 par value and 5,000,000 shares of Preferred Stock having a $.001 par value. The Common Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such share of Common Stock in one more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

              The Preferred authorized may be issued from time to time in one or more series. The Board of Directors is authorized to determine or alter any or all rights or preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and to fix, alter or reduce (but not below the number outstanding) the number of shares comprised any such series and the designation thereof, or any of them, and to provide for the rights and terms of redemption of conversion of the shares of any series."


         In witness whereof, the undersigned being the President and Secretary of Togs For Tykes, Inc., a Nevada corporation, hereunto affixes their signatures this 24th day of March 2003.

Togs For Tykes, Inc.                         Togs For Tykes, Inc.

/s/  Becky Bauer                             /s/  Brook Messick
-------------------------------              ---------------------------------
By:      Becky Bauer, President              By:      Brook Messick, Secretary




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Exhibit B

                            CERTIFICATE OF AMENDMENT
                         TO ARTICLES OF INCORPORATION OF
                              TOGS FOR TYKES, INC.,
                              a Nevada corporation

     Pursuant to the provisions of the Nevada Revised Statutes, Togs for Tykes, Inc., a Nevada corporation, adopts the following amendment to its Articles of Incorporation.


     1. The undersigned hereby certifies that on the 24th day of March 2003, a Special Meeting of the Board of Directors was duly held and convened at which there was present a quorum of the Board of Directors acting throughout all proceedings, and at which time the following resolution was duly adopted by the Board of Directors:


         RESOLVED, that the Secretary of the corporation is hereby ordered and directed to obtain at least a majority of the voting power of the outstanding stock of the corporation for the following purpose:

         To amend Article I of the corporation's Articles of Incorporation to provide that the name of the corporation shall be changed from Togs for Tykes, Inc. to Biogentech Corp.
                                 ----------------

         2. Pursuant to the provisions of the Nevada Revised Statutes, a majority of Togs for Tykes, Inc.'s shares entitled to vote, voted in favor of the adoption of the Amendment to Article I of the Articles of Incorporation as follows:

         "1. Name of corporation:  Biogentech Corp."
                                   -----------------

         In witness whereof, the undersigned being the President and Secretary of Togs for Tykes, Inc., a Nevada corporation, hereunto affix their signatures this 24th day of March 2003.

                                                   Togs for Tykes, Inc.


                                          By:      /s/  Becky Bauer
                                                   ------------------------
                                                   Becky Bauer, President


                                          By:      /s/  Brook Messick
                                                   ------------------------
                                                   Brook Messick, Secretary



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